                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported) May 19, 2005
                                                 -------------------------------

                         Finlay Fine Jewelry Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   33-59380                   13-3287757
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

 529 Fifth Avenue, New York, New York                               10017
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

----------------------

*   The Registrant is not subject to the filing requirements of Section 13 or
    15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
    Current Report on Form 8-K.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 19, 2005, Finlay Enterprises, Inc. ("Finlay Enterprises"), the
parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release to report Finlay Enterprises' financial results for the first quarter ended April 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             EXHIBIT NO.          DESCRIPTION
             -----------          -----------
             99.1                 Finlay Enterprises, Inc. press release dated
                                  May 19, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FINLAY FINE JEWELRY CORPORATION

Date: May 19, 2005                               By: /s/ Bruce E. Zurlnick
                                                     ---------------------------
                                                     Bruce E. Zurlnick
                                                     Senior Vice President,
                                                     Treasurer and Chief
                                                     Financial Officer